UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST REPORTED EVENT - DECEMBER 6, 2005

                        XL GENERATION INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)

               NEVADA                    333116045              20-0909393
               ------                    ---------              ----------
   (State or other jurisdiction of      (Commission           (IRS Employer
            incorporation)              File Number)      Identification Number)

                           460 Saint-Gabriel, Suite 21
                        Montreal, Quebec, Canada H2Y 2Z9
                    (Address of principal executive offices)

                                 (514) 397-0575
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                                TABLE OF CONTENTS

Item 3.02   Unregistered Sales of Equity Securities.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.


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

Item 3.02   Unregistered Sales of Equity Securities.

On December 6, 2005, the Company entered into a Common Stock Purchase Agreement with Professional Trading Services SA. Pursuant to this Common Stock Purchase Agreement, Professional Trading Services SA agreed to pay four hundred thousand dollars ($400,000) to purchase from the Company (i) 400,000 shares of the Company's common stock; and (ii) Series B Warrants entitling Professional Trading Services SA to purchase up to an additional 800,000 shares of the Company's common stock at an exercise price initially set at $1.25 per share. The Series B Warrants shall expire on June 6, 2006, and contain customary adjustment provisions in the event of changes in the capitalization of the Company. In connection with this Common Stock Purchase Agreement, the Company entered into a Registration Rights Agreement with Professional Trading Services SA, pursuant to which the Company agreed to register 800,000 shares for Professional Trading Services SA, representing the total number of shares of common stock sold to such Professional Trading Services SA and those shares of common stock to be issued to Professional Trading Services SA upon the execution of the Series B Warrants.

The offering price for the 400,000 shares of the Company's common stock and Series B Warrants to purchase up to an additional 800,000 shares of the Company' common stock was a total of $400,000. No underwriting commissions were paid or discounts granted to underwriters.

The Company entered into the aforementioned transaction in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, including Regulation D and Regulation S promulgated thereunder. Professional Trading Services SA has represented in the Common Stock Purchase Agreement which it entered into both that they are an "accredited investor" (as defined in Rule 501 of Regulation D) and that they are not a "U.S. Person" (as such term is defined in Regulation S).

On December 17, 2005, the Company entered into a Common Stock Purchase Agreement with Bank Sal. Oppenheim jr. & Cie. (Switzerland) Limited. Pursuant to this Common Stock Purchase Agreement, Bank Sal. Oppenheim jr. & Cie. (Switzerland) Limited agreed to pay three hundred thousand dollars ($300,000) to purchase from the Company (i) 300,000 shares of the Company's common stock; and (ii) Series B Warrants entitling Bank Sal. Oppenheim jr. & Cie. (Switzerland) Limited to purchase up to an additional 600,000 shares of the Company's common stock at an exercise price initially set at $1.25 per share. The Series B Warrants shall expire on June 6, 2006, and contain customary adjustment provisions in the event of changes in the capitalization of the Company. In connection with this Common Stock Purchase Agreement, the Company entered into a Registration Rights Agreement with Bank Sal. Oppenheim jr. & Cie. (Switzerland) Limited, pursuant to which the Company agreed to register 600,000 shares for Bank Sal. Oppenheim jr. & Cie. (Switzerland) Limited, representing the total number of shares of common stock sold to such Bank Sal. Oppenheim jr. & Cie. (Switzerland) Limited and those shares of common stock to be issued to Bank Sal. Oppenheim jr. & Cie. (Switzerland) Limited upon the execution of the Series B Warrants.

The offering price for the 300,000 shares of the Company's common stock and Series B Warrants to purchase up to an additional 600,000 shares of the Company' common stock was a total of $300,000. No underwriting commissions were paid or discounts granted to underwriters.

The Company entered into the aforementioned transaction in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.


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

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As of December 19, 2005, Harnam Kakkar has joined the Company's Board of Board of Directors. The Board of Directors voted to appoint him to this position on December 14, 2005.

Mr. Kakkar is not a party to any arrangements or understandings regarding his appointment and service as a director. It is anticipated that Mr. Kakkar will serve on the Company's audit committee. Mr. Kakkar is not, and has not been, a party to any transactions with the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 19, 2005, the Company (which was then known as Cygni Systems Corporation) entered into a Share Exchange Agreement (the "Share Exchange Agreement") with XL Generation AG ("XLG"). Pursuant to the terms of the Share Exchange Agreement, the Company acquired all of the issued and outstanding shares of common stock of XLG in exchange for the issuance to XLG's shareholders of 15,000,000 shares of restricted common stock of the Company (the "Exchange Offer").

In connection with the successful completion of the Exchange Offer, on December 14, 2005, the Company's Board of Directors approved the change of the Company's fiscal year to adopt the fiscal year of XLG. The Company's fiscal year end has been changed from April 30th to December 31st.

         #                              #                              #


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, XL Generation International Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        XL GENERATION INTERNATIONAL INC.
Dated: December 22, 2005

                                        By: /s/ Alain Lemieux
                                            ------------------------------------
                                            Name:  Alain Lemieux
                                            Title: President, Chief Executive
                                                   Officer, and Director


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